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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): December 21, 2005
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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



        Pennsylvania                      1-11152                23-1882087
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)


   781 Third Avenue, King of Prussia, PA                     19406-1409
  (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.   Other Events.

Nokia Arbitration Update
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On December 26, 2005 InterDigital Communications Corporation (the Company) and
InterDigital Technology Corporation (ITC), a wholly-owned subsidiary of the Company, took action to utilize the dispute resolution process in accordance with the terms of their Master Agreement and Patent License Agreement with Nokia Corporation (Nokia). This process will establish a timetable for discussions, senior representative meetings and any future initiation of arbitration, if necessary. The current dispute resolution process seeks to address issues raised by Nokia's failure to abide by the Final Award rendered in June 2005 by the Arbitral Panel in the arbitration proceedings conducted under the auspices of the International Court of Arbitration of the International Chamber of Commerce. The Company and ITC are pursuing the dispute resolution process in order to accelerate the resolution of several issues including, without limitation, total amounts to be paid pursuant to the Award, including interest, and Nokia's failure to submit royalty reports and refusal to permit an audit of Nokia's books and records to determine amounts due. The Company and ITC seek to resolve any and all unresolved issues that may impact a determination of the amount to be paid under the Final Award. As disclosed in the Company's Form 10-Q for the quarter ended September 30, 2005 (Third Quarter10-Q), the Final Award is the subject of an enforcement proceeding in the United States District Court for the Southern District of New York (Enforcement Proceeding). No decision has been rendered in the Enforcement Proceeding and the Court has not announced a timetable for rendering such decision.

Delaware Proceeding Update
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As disclosed in the Company's Third Quarter 10-Q, in January 2005 Nokia and
Nokia, Inc. filed a complaint in the United States District Court for the District of Delaware (Delaware District Court) against the Company and ITC for declaratory judgments of patent invalidity and non-infringement of certain claims of certain patents and violations of the Lanham Act. The Company and ITC previously filed a motion to dismiss all of Nokia's claims. On December 21, 2005 the Delaware District Court entered an order granting our motion to dismiss all of Nokia's declaratory judgment claims due to lack of jurisdiction. The Delaware District Court did not dismiss Nokia's claims relating to violations of the Lanham Act.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERDIGITAL COMMUNICATIONS CORPORATION


                             By: /s/ Lawrence F. Shay
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                                     Lawrence F. Shay
                                     General Counsel


Dated: December 27, 2005